UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 30, 2006

Jacuzzi Brands, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14557	22-3568449
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

777 S. Flagler Drive, Phillips Point West Tower - 1100, West Palm Beach, Florida		33401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561.514.3838

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Former Independent Accountant for 401(k) Retirement Savings and Investment Plan

On March 30, 2006, Jacuzzi Brands, Inc. (the "Company") dismissed Ernst & Young, LLP ("EY") as its indpendent auditors for its 401(k) Retirement Savings and Investment Plan (the "Plan"). EY remains the independent registered public accounting firm for the Company, the sponsor of the Plan. The dismissal of EY described above relates only to the Plan. This dismissal was approved by the Audit Committee of the Company.

The reports of EY on the Plan's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Plan's financial statements for each of the two calendar years ended December 31, 2004 and in the subsequent interim period, there were no disagreements with EY on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of EY, would have caused EY to make reference to such matter in its reports. Additionally, there have been no reportable events (as defined in Item 304(a)(1)(v) of regulation S-K).

EY was provided this Form 8-K prior to filing it with the SEC, and EY was asked to furnish the Plan with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of EY's letter, dated April 4, 2006, is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent Account for 401(k) Retirement Savings and Investment Plan

On March 30, 2006, the Company retained Crowe Chizek and Company LLC ("Crowe") as the new independent accountant to audit the financial statements of the Plan. The appointment of Crowe was approved by the Company's Audit Committee and the Company's benefits committee. The Company has not consulted with Crowe regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan's financial statements, and neither a written report was provided to the Plan nor oral advice was provided that Crowe concluded was an important factor considered by the Plan in reaching any decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jacuzzi Brands, Inc.

April 4, 2006	By:	Steven C. Barre

Name: Steven C. Barre
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Ernst & Young, LLP to the Securities and Exchange Commission dated April 4, 2006